SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 3, 2008

                               CEL-SCI CORPORATION
                               -------------------
                 (Name of Small Business Issuer in its charter)

          Colorado                  0-11503              84-0916344
-----------------------------    --------------        -------------
   (State of incorporation)   (Commission File No.)     (IRS Employer
                                                      Identification No.)

                              8229 BOONE BLVD. #802
                                VIENNA, VA 22182
                  -------------------------- -----------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                   (Former name if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective December 3, 2008, Dr. Daniel Zimmerman, the Company's Senior Vice President of Research, Cellular Immunology, and John Cipriano, the Company's Senior Vice President of Regulatory Affairs, have agreed to become consultants to the Company on an as needed basis thereby ending their full time employment with the Company.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 9, 2008       CEL-SCI CORPORATION

                               By:  /s/ Geert R. Kersten
                                    ------------------------------------------
                                    Geert R. Kersten, Chief Executive Officer